Exhibit 10.39

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE HOLDER, REASONABLY ACCEPTABLE TO THE CORPORATION, TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE CORPORATION.

COMMON STOCK PURCHASE WARRANT

SUPERTEL HOSPITALITY, INC.

Warrant Shares: 21,000,000

Initial Exercise Date: February 1, 2012

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, Real Estate Strategies L.P., a Bermuda Limited Partnership, and, or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on January 31, 2017 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Supertel Hospitality, Inc., a Virginia corporation (the “Company”), 21,000,000 shares (subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. In addition to the definitions provided throughout this Agreement and unless the context otherwise requires, the following terms, when capitalized, shall have the following meanings for the purposes of construing this Agreement:

(a)	“Affiliates” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities by contract or otherwise.

(b)	“Base Exercise Price” has the meaning ascribed to such term in Section 3(d).

(c)	“Beneficial Ownership Limitation” has the meaning ascribed to such term in Section 2(f).

(d)

Business Day: means any day except a Saturday, Sunday or other day on which banks in New York, New York and Ciudad Autónoma de Buenos Aires, Argentina are authorized by law to close, other than the Jewish holidays listed by Bloomberg under CDR-JW

(including Pesach 1st day, Pesach 2nd day, Pesach 7th day, Pesach 8th day, Shavuot, Shavuot (yizcor), Rosh Hashanah, Yom Kippur, Sucot, Shemini Atzeret and Simjat Tora).

(e)	“Company” is defined in the first paragraph of the Warrant.

(f)	“Conversion Price” has the meaning assigned to it in the Company’s Series C Cumulative Convertible Preferred Stock.

(g)	“Exempt Issuance” has the meaning ascribed to such term in Section 3(d).

(h)	“Exercise Price” has the meaning ascribed to such term in Section 2(b).

(i)	“Holder” is defined in the first paragraph of the Warrant.

(j)	“Initial Exercise Date” is defined in the first paragraph of the Warrant.

(k)	“Notice of Required Exercise” has the meaning ascribed to such term in Section 2(j).

(l)	“Permitted Transferees” has the meaning ascribed to such term in Section 4(a).

(m)	“Preferred Shares” means the Company’s Series C Cumulative Convertible Preferred Stock.

(n)	“Purchase Agreement” shall mean that certain agreement dated November 16, 2011 by and among Real Estate Strategies L.P., Supertel Limited Partnership, and the Company.

(o)	“Termination Date” is defined in the first paragraph of the Warrant.

(p)	“Trading Day” means a day on which the Nasdaq Stock Market LLC (or if the Common Stock are not listed or admitted for trading on the Nasdaq Stock Market LLC, on the principal national securities exchange on which such securities are listed, or if not so listed, the OTC Bulletin Board (or any successors to any of the foregoing)) is open for trading.

(q)	“VWAP” means (i) the volume weighted average price of the Common Stock on the Nasdaq Stock Market LLC, or if such securities are not listed or admitted for trading on the Nasdaq Stock Market LLC, on the principal national securities exchange on which such securities are listed or admitted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)), (ii) or if not listed or admitted for trading on any national securities exchange, the volume weighted average price of the Common Stock for such period in the applicable securities market in which the securities are traded or (iii) if the Common Stock is not then listed or quoted for trading on any securities market the average fair market value of a share of Common Stock for such period as determined by an independent appraiser selected in good faith by the Company, the fees and expenses of which shall be paid by the Company and which determination shall be final, conclusive and binding.

(r)	“Warrant” is defined in the first paragraph of the Warrant.

(s)	“Warrant Shares” is defined in the first paragraph of the Warrant.

(t)	“Warrants” means this Warrant and the other warrants issued pursuant to the Purchase Agreement.

(u)	“Warrant Register” has the meaning ascribed to such term in Section 4(c).

Section 2. Exercise.

(a) Exercise of Warrant. Subject to the Beneficial Ownership Limitation (set forth below), exercise of this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed copy of the Notice of Exercise form annexed hereto. Within five (5) Trading Days following the date of exercise as aforesaid and upon delivery by Holder of this Warrant and the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise (by wire transfer or cashier’s check drawn on a United States bank, unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise), the Company shall issue and cause to be delivered to Holder the certificate or certificates (or electronic equivalent thereof) representing the number of fully-paid and non-assessable Warrant Shares for which the Warrant is being exercised. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased and, following such partial exercise, the Company shall deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(b)	Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $1.20, subject to adjustment hereunder (the “Exercise Price”).

(c)	Cashless Exercise. This Warrant may be exercised, in whole or in part, by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	= the VWAP on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B)	= the Exercise Price of this Warrant, as adjusted hereunder; and

(X)	= the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

(d)	No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

(e)	Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

(f)	Beneficial Ownership Limitation. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that, after giving effect to the exercise set forth on the applicable Notice of Exercise, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation. For purposes of this Section 2(f), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder (except that a person or group shall be deemed to have beneficial ownership of shares of Voting Stock that such person or group has the right to acquire regardless of when such right is first exercisable), it being acknowledged by such Holder that the Holder does not have the right to acquire Warrant Shares in excess of the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Company each time it delivers a Notice of Exercise that such Notice of Exercise has not violated the restrictions set forth in this section. For purposes of this Section 2(f), in determining the number of outstanding shares of Voting Stock, a Holder may rely on the number of outstanding shares of Voting Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Company or (iii) a more recent written notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Voting Stock outstanding. Upon the written or oral request of a Holder, the Company shall promptly confirm orally and in writing to such Holder the number of votes represented by the Voting Stock then outstanding. In any case, the total voting power of the outstanding shares of Voting Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Warrant, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Voting Stock was reported. The “Beneficial Ownership Limitation” shall be 34.0% of the total number of votes represented by the Voting Stock outstanding immediately after giving effect to the issuance of Warrant Shares otherwise issuable pursuant to the applicable Notice of Exercise. The provisions of this section shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(f) to correct this section (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation.

(g)

Required Exercise. After January 31, 2015, the Company may from time to time upon a written notice to the Holder require Holder to exercise of some or all of this Warrant under Section 2(a) using the cashless procedure specified in Section 2(c) (a “Notice of Required Exercise”) if the last sales price of the Common Stock equals or exceeds $2.63 on the Trading Day immediately preceding the date the Notice of Required Exercise is delivered and the VWAP for the Common Stock has equaled or exceeded $2.63 for the prior thirty (30) consecutive Trading Days immediately prior to the date the Notice of Required Exercise is delivered. On the first Trading Day thereafter the Holder shall deliver a Notice of Exercise to the Company exercising this Warrant in whole or part as specified in the Notice of Required Exercise, subject to the Beneficial Ownership Limitation. Any portion of this Warrant that cannot be exercised by Holder to the extent specified in the Notice of Required Exercise because of the Beneficial Ownership Limitation, shall be exercised by Holder at the time or times thereafter if and when the Beneficial Ownership Limitation would not then be exceeded, provided that this Warrant may not in any event be exercised after the close of business on the Termination Date. Further, there will be no required exercise on any day if the VWAP used to calculate the cashless exercise pursuant to Section 2(c) would be less than $2.63 per share.

(h)	No Approval Required. No approval of the Company’s Board shall be required to convert any of the Preferred Shares or exercise any of the Warrants; provided, however, any such conversion or exercise shall be made in compliance with the Beneficial Ownership Limitation and with applicable law including any regulatory notices or approvals.

(i)	Legend. The Holder agrees that all certificates or other instruments representing the Warrant Shares will bear a legend substantially to the following effect:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

Section 3. Certain Adjustments.

(a)	If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or makes a distribution to holders of any class or series of capital stock of the Company in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant or warrants issued concurrently with or prior to this Warrant), (ii) subdivides outstanding shares of Common Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares, or (iv) issues any shares of its capital stock by reclassification of the Common Stock, then the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(b)	If the Company sells any Common Stock or grants any option or right to purchase Common Stock and as a consequence reduces the Conversion Price then the Exercise Price shall be reduced to equal 120% of such Conversion Price as adjusted (or as it would have been adjusted in the event the Preferred Shares were no longer outstanding).

(c)	If at any time the Company issues any rights, options or warrants pro rata to all holders of Common Stock to purchase Common Stock (or securities convertible into or exchangeable for Common Stock) (the “Purchase Rights”), then each Holder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete exercise of such Holder’s Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the issuance of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the issuance of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent and such Purchase Right to such extent shall be held in abeyance, for a period not to exceed 71 days, for the Holder until such time during such 71 day period, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(d)	If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock (and not to the Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Section 3(c)), then in each such case the Exercise Price shall be adjusted by multiplying such Exercise Price in effect immediately prior to the record date fixed for determination of shareholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Company in good faith. In either case the adjustments shall be described in a statement delivered to the Holders describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(e)	Whenever the Conversion Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Notwithstanding anything herein to the contrary, no adjustment of the Exercise Price shall be made pursuant to this Section 1 in an amount less than $.01 per share, and any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per share or more.

Section 4. Transfer of Warrant.

(a)	Transferability. Until the effectiveness date of the Shelf Registration Statement, to be filed with the SEC, in connection with the Registration Rights Agreement entered into by and between Real Estate Strategies L.P., IRSA Inversiones y Representaciones Sociedad Anónima, and Supertel Hospitality, Inc., dated as of January 31, 2012, and subject to compliance with any applicable securities laws, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, to Holder’s Affiliates or, with the consent of a majority of the directors of the Board of Directors who are not designee directors of Real Estate Strategies L.P. or its affiliates pursuant to the Directors Designation Agreement dated January 31, 2012, to a non-affiliate (“Permitted Transferees”), such approval shall not be unreasonably withheld by such Directors (if approval is withheld, such reasons for withholding approval shall be presented in writing to the Holder). Such transfer will be accomplished upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

Once the Warrants have been registered, such Board consent shall no longer be required.

(b)	New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the Permitted Transferees and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c)	Warrant Register and Registration Rights.

(i)	The Company shall register this Warrant, upon records to be maintained by the Company for that, in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes. The Warrants, and the shares issuable upon its exercise will be registered for its resale, on a registration statement to be filed with the SEC pursuant to the Registration Rights Agreement dated January 31, 2012 unless such Warrants or shares may be publicly resold under the safe harbor of Rule 144 of the SEC without regard to limitations as to volume or manner of sale thereunder. Such shares shall be transferable to affiliate entities of Purchaser and/or SPPR Board approved third parties.

Section 5. Miscellaneous.

(a) No Rights as Shareholder. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a shareholder of the Company.

(b)	Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c)	Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

(d)	Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Exchange upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

(e)

Governing Law and Forum. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws. Each of the parties hereto hereby irrevocably consents, to the maximum extent permitted by law, that any action or proceeding relating to this Warrant or the transactions contemplated hereby shall be brought, at the option of the party instituting the action or proceeding, in any court of general jurisdiction in New York County, New York, in the United States District Court for the Southern District of New York or in any state or federal court sitting in the area currently comprising the Southern District of New York. Each of the parties hereto waives any objection that it may have to the conduct of any action or proceeding in any such court based on improper venue or forum non conveniens, waives personal service of any and all process upon it, and consents that all service of process may be made by mail or courier service directed to it at the address set forth herein and that service so made shall be deemed to be completed upon the earlier of actual receipt or ten days after the same shall have been posted or delivered to a nationally recognized courier service. Nothing contained in this shall affect the right of any party hereto to serve legal process in any other manner permitted by law.

(f)	Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provision of the Purchase Agreement.

(g)	Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder.

(h)	Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holders of a majority in interest of the then outstanding Warrants (calculated based on the number of shares of Common Stock issuable upon the exercise of such Warrants).

(i)	Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(j)	Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

SUPERTEL HOSPITALITY, INC.

/s/ Kelly A. Walters
By: Kelly A. Walters
Title: President and Chief Executive Officer

Acknowledged and accepted

REAL ESTATE STRATEGIES L.P
By:

JIWIN S.A.
General Partner

/s/ Eduardo Elsztain
Name: Eduardo Elsztain
Title: Chairman

NOTICE OF EXERCISE

TO: SUPERTEL HOSPITALITY, INC.

(1) The undersigned hereby elects to purchase                      Warrant Shares of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ [if permitted] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

The undersigned further requests that if the number of shares elected to be purchased herein shall not be all of the shares purchasable pursuant to the terms of the attached Warrant, that a new Warrant of like tenor for the balance of the shares purchasable hereunder be delivered to the undersigned.

[SIGNATURE OF HOLDER]

Name:

Signature of Authorized Officer:

Name of Authorized Officer:

Title of Authorized Officer:

Date:

ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [            ] [all of or             ] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is

Dated: ,

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE HOLDER, REASONABLY ACCEPTABLE TO THE CORPORATION, TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE CORPORATION.

COMMON STOCK PURCHASE WARRANT

SUPERTEL HOSPITALITY, INC.

Warrant Shares: 9,000,000

Initial Exercise Date: February 15, 2012

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, Real Estate Strategies L.P., a Bermuda Limited Partnership, and, or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on January 31, 2017 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Supertel Hospitality, Inc., a Virginia corporation (the “Company”), 9,000,000 shares (subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

(a) Definitions. In addition to the definitions provided throughout this Agreement and unless the context otherwise requires, the following terms, when capitalized, shall have the following meanings for the purposes of construing this Agreement:

(b) “Affiliates” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such person, whether through the ownership of voting securities by contract or otherwise.

(c) “Base Exercise Price” has the meaning ascribed to such term in Section 3(d).

(d) “Beneficial Ownership Limitation” has the meaning ascribed to such term in Section 2(f).

(e) Business Day: means any day except a Saturday, Sunday or other day on which banks in New York, New York and Ciudad Autónoma de Buenos Aires, Argentina are authorized by law to close, other than the Jewish holidays listed by Bloomberg under CDR-JW (including Pesach 1st day, Pesach 2nd day, Pesach 7th day, Pesach 8th day, Shavuot, Shavuot (yizcor), Rosh Hashanah, Yom Kippur, Sucot, Shemini Atzeret and Simjat Tora).

(f) “Company” is defined in the first paragraph of the Warrant.

(g) “Conversion Price” has the meaning assigned to it in the Company’s Series C Cumulative Convertible Preferred Stock.

(h) “Exempt Issuance” has the meaning ascribed to such term in Section 3(d).

(i) “Exercise Price” has the meaning ascribed to such term in Section 2(b).

(j) “Holder” is defined in the first paragraph of the Warrant.

(k) “Initial Exercise Date” is defined in the first paragraph of the Warrant.

(l) “Notice of Required Exercise” has the meaning ascribed to such term in Section 2(j).

(m) “Permitted Transferees” has the meaning ascribed to such term in Section 4(a).

(n) “Preferred Shares” means the Company’s Series C Cumulative Convertible Preferred Stock.

(o) “Purchase Agreement” shall mean that certain agreement dated November 16, 2011 by and among Real Estate Strategies L.P., Supertel Limited Partnership, and the Company.

(p) “Termination Date” is defined in the first paragraph of the Warrant.

(q) “Trading Day” means a day on which the Nasdaq Stock Market LLC (or if the Common Stock are not listed or admitted for trading on the Nasdaq Stock Market LLC, on the principal national securities exchange on which such securities are listed, or if not so listed, the OTC Bulletin Board (or any successors to any of the foregoing)) is open for trading.

(r) “VWAP” means (i) the volume weighted average price of the Common Stock on the Nasdaq Stock Market LLC, or if such securities are not listed or admitted for trading on the Nasdaq Stock Market LLC, on the principal national securities exchange on which such securities are listed or admitted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)), (ii) or if not listed or admitted for trading on any national securities exchange, the volume weighted average price of the Common Stock for such period in the applicable securities market in which the securities are traded or (iii) if the Common Stock is not then listed or quoted for trading on any securities market the average fair market value of a share of Common Stock for such period as determined by an independent appraiser selected in good faith by the Company, the fees and expenses of which shall be paid by the Company and which determination shall be final, conclusive and binding.

(s) “Warrant” is defined in the first paragraph of the Warrant.

(t) “Warrant Shares” is defined in the first paragraph of the Warrant.

(u) “Warrants” means this Warrant and the other warrants issued pursuant to the Purchase Agreement.

(v) “Warrant Register” has the meaning ascribed to such term in Section 4(c).

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(w) Exercise.

(x) Exercise of Warrant. Subject to the Beneficial Ownership Limitation (set forth below), exercise of this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed copy of the Notice of Exercise form annexed hereto. Within five (5) Trading Days following the date of exercise as aforesaid and upon delivery by Holder of this Warrant and the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise (by wire transfer or cashier’s check drawn on a United States bank, unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise), the Company shall issue and cause to be delivered to Holder the certificate or certificates (or electronic equivalent thereof) representing the number of fully-paid and non-assessable Warrant Shares for which the Warrant is being exercised. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased and, following such partial exercise, the Company shall deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(y) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $1.20, subject to adjustment hereunder (the “Exercise Price”).

(z) Cashless Exercise. This Warrant may be exercised, in whole or in part, by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	= the VWAP on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B)	= the Exercise Price of this Warrant, as adjusted hereunder; and

(X)	= the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

(aa) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

(bb) Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

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(cc) Beneficial Ownership Limitation. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that, after giving effect to the exercise set forth on the applicable Notice of Exercise, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation. For purposes of this Section 2(f), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder (except that a person or group shall be deemed to have beneficial ownership of shares of Voting Stock that such person or group has the right to acquire regardless of when such right is first exercisable), it being acknowledged by such Holder that the Holder does not have the right to acquire Warrant Shares in excess of the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Company each time it delivers a Notice of Exercise that such Notice of Exercise has not violated the restrictions set forth in this section. For purposes of this Section 2(f), in determining the number of outstanding shares of Voting Stock, a Holder may rely on the number of outstanding shares of Voting Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Company or (iii) a more recent written notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Voting Stock outstanding. Upon the written or oral request of a Holder, the Company shall promptly confirm orally and in writing to such Holder the number of votes represented by the Voting Stock then outstanding. In any case, the total voting power of the outstanding shares of Voting Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Warrant, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Voting Stock was reported. The “Beneficial Ownership Limitation” shall be 34.0% of the total number of votes represented by the Voting Stock outstanding immediately after giving effect to the issuance of Warrant Shares otherwise issuable pursuant to the applicable Notice of Exercise. The provisions of this section shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(f) to correct this section (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation.

(dd) Required Exercise. After January 31, 2015, the Company may from time to time upon a written notice to the Holder require Holder to exercise of some or all of this Warrant under Section 2(a) using the cashless procedure specified in Section 2(c) (a “Notice of Required Exercise”) if the last sales price of the Common Stock equals or exceeds $2.63 on the Trading Day immediately preceding the date the Notice of Required Exercise is delivered and the VWAP for the Common Stock has equaled or exceeded $2.63 for the prior thirty (30) consecutive Trading Days immediately prior to the date the Notice of Required Exercise is delivered. On the first Trading Day thereafter the Holder shall deliver a Notice of Exercise to the Company exercising this Warrant in whole or part as specified in the Notice of Required Exercise, subject to the Beneficial Ownership Limitation. Any portion of this Warrant that cannot be exercised by Holder to the extent specified in the Notice of Required Exercise because of the Beneficial Ownership Limitation, shall be exercised by Holder at the time or times thereafter if and when the Beneficial Ownership Limitation would not then be exceeded, provided that this Warrant may not in any event be exercised after the close of business on the Termination Date. Further, there will be no required exercise on any day if the VWAP used to calculate the cashless exercise pursuant to Section 2(c) would be less than $2.63 per share.

(ee) No Approval Required. No approval of the Company’s Board shall be required to convert any of the Preferred Shares or exercise any of the Warrants; provided, however, any such conversion or exercise shall be made in compliance with the Beneficial Ownership Limitation and with applicable law including any regulatory notices or approvals.

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(ff) Legend. The Holder agrees that all certificates or other instruments representing the Warrant Shares will bear a legend substantially to the following effect:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

(gg) Certain Adjustments.

(hh) If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or makes a distribution to holders of any class or series of capital stock of the Company in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant or warrants issued concurrently with or prior to this Warrant), (ii) subdivides outstanding shares of Common Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares, or (iv) issues any shares of its capital stock by reclassification of the Common Stock, then the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(ii) If the Company sells any Common Stock or grants any option or right to purchase Common Stock and as a consequence reduces the Conversion Price then the Exercise Price shall be reduced to equal 120% of such Conversion Price as adjusted (or as it would have been adjusted in the event the Preferred Shares were no longer outstanding).

(jj) If at any time the Company issues any rights, options or warrants pro rata to all holders of Common Stock to purchase Common Stock (or securities convertible into or exchangeable for Common Stock) (the “Purchase Rights”), then each Holder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete exercise of such Holder’s Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the issuance of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the issuance of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent and such Purchase Right to such extent shall be held in abeyance, for a period not to exceed 71 days, for the Holder until such time during such 71 day period, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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(kk) If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock (and not to the Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Section 3(c)), then in each such case the Exercise Price shall be adjusted by multiplying such Exercise Price in effect immediately prior to the record date fixed for determination of shareholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Company in good faith. In either case the adjustments shall be described in a statement delivered to the Holders describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(ll) Whenever the Conversion Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Notwithstanding anything herein to the contrary, no adjustment of the Exercise Price shall be made pursuant to this Section 1 in an amount less than $.01 per share, and any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per share or more.

(mm) Transfer of Warrant.

(nn) Transferability. Until the effectiveness date of the Shelf Registration Statement, to be filed with the SEC, in connection with the Registration Rights Agreement entered into by and between Real Estate Strategies L.P., IRSA Inversiones y Representaciones Sociedad Anónima, and Supertel Hospitality, Inc., dated as of January 31, 2012, and subject to compliance with any applicable securities laws, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, to Holder’s Affiliates or, with the consent of a majority of the directors of the Board of Directors who are not designee directors of Real Estate Strategies L.P. or its affiliates pursuant to the Directors Designation Agreement dated January 31, 2012, to a non-affiliate (“Permitted Transferees”), such approval shall not be unreasonably withheld by such Directors (if approval is withheld, such reasons for withholding approval shall be presented in writing to the Holder). Such transfer will be accomplished upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

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Once the Warrants have been registered, such Board consent shall no longer be required.

(oo) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the Permitted Transferees and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(pp) Warrant Register and Registration Rights.

(i)	The Company shall register this Warrant, upon records to be maintained by the Company for that, in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes. The Warrants, and the shares issuable upon its exercise will be registered for its resale, on a registration statement to be filed with the SEC pursuant to the Registration Rights Agreement dated January 31, 2012 unless such Warrants or shares may be publicly resold under the safe harbor of Rule 144 of the SEC without regard to limitations as to volume or manner of sale thereunder. Such shares shall be transferable to affiliate entities of Purchaser and/or SPPR Board approved third parties.

(qq) Miscellaneous.

(rr) No Rights as Shareholder. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a shareholder of the Company.

(ss) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(tt) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

(uu) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Exchange upon which the Common Stock may be listed. The Company covenants

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that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

(vv) Governing Law and Forum. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws. Each of the parties hereto hereby irrevocably consents, to the maximum extent permitted by law, that any action or proceeding relating to this Warrant or the transactions contemplated hereby shall be brought, at the option of the party instituting the action or proceeding, in any court of general jurisdiction in New York County, New York, in the United States District Court for the Southern District of New York or in any state or federal court sitting in the area currently comprising the Southern District of New York. Each of the parties hereto waives any objection that it may have to the conduct of any action or proceeding in any such court based on improper venue or forum non conveniens, waives personal service of any and all process upon it, and consents that all service of process may be made by mail or courier service directed to it at the address set forth herein and that service so made shall be deemed to be completed upon the earlier of actual receipt or ten days after the same shall have been posted or delivered to a nationally recognized courier service. Nothing contained in this shall affect the right of any party hereto to serve legal process in any other manner permitted by law.

(ww) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provision of the Purchase Agreement.

(xx) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder.

(yy) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holders of a majority in interest of the then outstanding Warrants (calculated based on the number of shares of Common Stock issuable upon the exercise of such Warrants).

(zz) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(aaa) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

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[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

SUPERTEL HOSPITALITY, INC.

By: Kelly A. Walters
Title: President and Chief Executive Officer

Acknowledged and accepted

REAL ESTATE STRATEGIES L.P
By:

JIWIN S.A.
General Partner

Name: Eduardo Elsztain
Title: Chairman

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NOTICE OF EXERCISE

TO: SUPERTEL HOSPITALITY, INC.

The undersigned hereby elects to purchase              Warrant Shares of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ [if permitted] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to:

Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

The undersigned further requests that if the number of shares elected to be purchased herein shall not be all of the shares purchasable pursuant to the terms of the attached Warrant, that a new Warrant of like tenor for the balance of the shares purchasable hereunder be delivered to the undersigned.

[SIGNATURE OF HOLDER]

Name:

Signature of Authorized Officer:

Name of Authorized Officer:

Title of Authorized Officer:

Date:

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ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [            ] [all of or             ] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is

Dated: ,

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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